SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549




                              FORM 8-K


                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 19, 2001

                   Dover Downs Entertainment, Inc
       (Exact name of registrant as specified in its charter)



    Delaware                    1-11929            51-0357525
(State or other jurisdiction  (Commission        (IRS Employer
  of incorporation)           File number)     Identification No.)


     1131 North DuPont Highway, Dover, Delaware        19903
   (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (302) 674-4600

Item 8.   Change in Fiscal Year.

On January 19, 2001, the Registrant changed its fiscal year-end from June 30 to December 31 in an effort to align the Company's reporting year with its natural operating cycle. The six-month transition period from July 1, 2000 to December 31, 2000 will be reported on Form 10-K.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Dover Downs Entertainment, Inc.


DATE:  January 19, 2001       BY:  /s/ Denis McGlynn
                                   Denis McGlynn
                                   President and
                                   Chief Executive Officer